NASDAQ: AFH 2018 First Quarter Conference Call May 8, 2018

Safe Harbor Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Insurance Company, Inc., Corporate Schaumburg, IL Headquarters (Chicago Suburb) Gateway Insurance Company and/or Global Insurance Company of New York (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may Core Target Markets Taxi/Limo/Livery/Paratransit cause the actual results, performance or achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” NASDAQ: AFH At 3/31/2018 At 12/31/2017 “plan,” “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this Cash and Investments $239.3 million $243.5 million information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate Total Assets $507.5 million $482.5 million liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions affecting the industries in which we operate; (vi) competition from Total Atlas industry participants; (vii) attracting and retaining independent agents and brokers; (viii) comprehensive industry Shareholders’ Equity $91.4 million $90.6 million regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement filed with Common Shares the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results to differ materially Outstanding (includes 11,944,378 12,178,857 from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are Restricted Share cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance Units) on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. Book Value Per When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. Common Share $7.62 $7.42 In the event of any unintentional difference between presentation materials and our GAAP results, investors should Outstanding rely on the financial information in our public filings. May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 2

2018 Q1 Financial and Underwriting Results Premium Underwriting Book Value Results Results Gross Premiums Written decreased 3.0% to $95.6 Combined ratio was 89.3% as compared to 86.9% Atlas’ book value decreased to $7.62 at 3/31/2018 million. Challenged taxi accounts less likely to for the prior year period. from $7.42 at 12/31/2017 absorb rate increases than other segments. 1.4 percentage points of yr/yr loss ratio change Overall premium shifted toward limo / livery / para- attributable to assigned risk business. transit during period Gross Premiums Written Income Before Income Taxes Earnings per Common Share Diluted Book Value per Common Share (in millions) (in millions) $0.50 $0.45 $7.62 $120 $10 $8.00 $7.42 $0.40 $98.5 $0.40 $100 $95.6 $8 $7.5 $6.00 $6.8 $80 $0.30 $6 $60 $4.00 $0.20 $4 $40 $2.00 $2 $0.10 $20 $0 $0 $0.00 $0.00 Q1 2017 Q1 2018 Q1 2017 Q1 2018 Q1 2017 Q1 2018 Q4 2017 Q1 2018 May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 3

Business Mix Analysis Expectations: Limo/Livery and • Average premium per vehicle increased quarter over quarter Para-transit • Continued focus on growing market share in traditional niche and pursuing TNC related business nationwide continue to show • Expanding underlying addressable markets Taxi growth will be flat growth • Consistent claims and underwriting discipline Commercial drivers who migrated to TNCs will pursue commercial insurance Hit ratio for new and renewal business will increase as a • Continue to see positive sights of stability in the segment result of implementation of • Average premium per vehicle is expected to remain flat targeted predictive analytics and Taxi premium down • Accounts reporting fewer vehicles being taken out of service, with modest return competitive dynamic of some drivers • Current livery drivers who were on a taxi policy one year ago remains at approximately 10% May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 4

Atlas Business Mix 2016 Full Year 2017 Full Year Q1 2018 Taxi Limo/Livery Para-transit Taxi Limo/Livery Para-transit Taxi Limo/Livery Para-transit Average Vehicles Average Vehicles Average Vehicles Per Policy Per Policy Per Policy Taxi 2.0 Taxi 2.0 Taxi 2.4 Limo/Livery 1.7 Limo/Livery 2.1 Limo/Livery 1.7 Para-transit 3.1 Para-transit 3.3 Para-transit 3.2 May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 5

Geographic Diversification Gross premiums written by state (in $000) Three Month Periods Ended March 31, 2018 March 31, 2017 New York $ 44,311 46.4% $ 46,538 47.2% Nationwide market share is estimated at approximately California 13,867 14.5% 14,029 14.2% 12% - 13%, with proportionate share forecast at 20% Illinois 7,209 7.5% 10,672 10.8% Nevada 3,141 3.3% 3,747 3.8% New Jersey 2,755 2.9% 2,418 2.5% Virginia 2,211 2.3% 1,847 1.9% Louisiana 1,974 2.1% 1,737 1.8% Texas 1,805 1.9% 1,567 1.6% Minnesota 1,638 1.7% 172 0.2% Washington 1,526 1.6% 1,708 1.7% Other 15,152 15.8% 14,061 14.3% Total $ 95,589 100.0% $ 98,496 100.0% WA: 1.6% WA: 1.7% MN: 1.7% MN: 0.2% TX: 1.6% TX: 1.9% Other: 15.8% LA: 1.8% LA: 2.1% Other: 14.3% VA: 1.9% VA: 2.3% NJ: 2.9% NJ: 2.5% NV: 3.3% NV: 3.8% IL: 7.5% IL: 10.8% CA: 14.5% NY: 47.2% CA: 14.2% NY: 46.4% Limited volume of business in-force in FL to evaluate market conditions May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 6

Commercial Auto Insurance Competitive Landscape Commercial Auto is the Rate increases only large segment “retrenching” as result with rate changes of industry reserve trending up strengthening May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 7

Commercial Auto Insurance Competitive Landscape May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 8

Premiums Written: Rate Activity Pricing Relative to ISO 25 20 15 10 5 0 -5 -10 12 12 12 12 13 13 13 13 14 14 14 14 15 15 15 15 16 16 16 16 17 17 17 17 18 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Atlas Rate Change (Ave) Average ISO Recommendation (for period) Predictive Model Policy Counts 6/1/2016 - 3/31/2018 10,000 8,000 t n u o 6,000 C y c Policy i l 4,000 o P Quote 2,000 0 0 - 100 101 - 200 201 - 300 301 - 400 401 - 500 501 - 600 601 - 700 701 - 800 801 - 900 901+ Score Group May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 9

Written Premium: In-force At March 31, 2018, in-force premium was $274.6 million and the Company’s gross unearned premium reserves were $156.5 million. Premium In-force (Bars) Unearned Premium Reserves (Line) $300 $250 $200 s n o i l l $150 i M $100 $50 $0 13 13 13 13 14 14 14 14 15 15 15 15 16 16 16 16 17 17 17 17 18 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q ASI Pool Global - 2015 Atlas Combined Unearned Premium Reserves May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 10

Financial Highlights

2018 First Quarter Financial Highlights 2018 First Quarter Financial and Operating Information Quarterly Premiums Affected by Rate Underwriting Book Value / Return on Equity Decisions / Shift in Market Dynamics Performance • Gross Premiums Written generated • Underwriting income for the first • Book value per common share of by the Company for the first quarter quarter of 2018 was $6.0 million, $7.62 (increased $0.20 compared to ended March 31, 2018 decreased by compared to underwriting income of prior year end) 3.0% to $95.6 million $6.3 million in the prior year period • Return on equity was 24.3% in the • In-force premium at March 31, 2018 • Atlas’ underwriting expense ratio(1)(2) first quarter 2018 compared to 14.9% increased 7.4% to $274.6 million, for the quarter ended March 31, 2018 in the prior year period compared to $268.5 million was 27.0% • Underwriting profit always takes • Combined Ratio(1) (“CR”) was 89.3% precedent over top line growth • Net income was $5.5 million or $0.45 • Expected continued market hardening earnings per common share diluted 2018 Financial Expectations ü Relative stability regarding target market (1) Ratios are computed as a percentage of net premiums earned with continued growth (2) Excluding the impact of share-based compensation expenses ü Emphasis remains on underwriting profit as priority ü Expense ratio at or below current levels ü Exceed P&C industry Return on Equity (“ROE”) by 500 - 1,000 bps No indicators of new market entry and Company continues to expect price leadership to optimize return on deployed capital via underwriting May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 12

Operating Leverage (Actual through Q1 2018) Controlling leverage through the use of quota share $300 3.13 3.50 2.79 $250 3.00 2.20 2.15 2.08 2.50 Statutory s $200 1.90 1.96 2.62 n 1.75 1.86 1.78 o 1.66 1.68 2.30 2.00 i 1.62 l 1.51 Version l $150 i 1.76 1.83 1.82 1.75 1.50 M 1.58 $215 $227 $229 $230 $209 $100 1.51 1.42 $1718.46 $177 $177 $180 1.32 $151.35 $169 1.37 1.33 1.00 $122 $137 $118 $122 $129 $133 $114 $118 $125 $131 $50 $111 $104 $112 $88 $91 $63 $81 0.50 $0 0.00 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Net Premiums Written Surplus Net Premiums Written Core-Surplus (right axis) Gross Premiums Written Core-Surplus (right axis) $260 3.50 3.03 $240 2.77 3.00 $220 GAAP 2.50 $200 2.54 Version 1.95 s 1.93 1.89 2.29 n $180 1.76 1.76 2.00 o 1.70 1.68 i l 1.57 l 1.53 i $160 1.39 M $227 $229 $230 1.50 1.11 1.21 $2115.62 1.63 1.59 1.41 $209 $140 1.28 1.38 1.38 1.30 1.21 $178 $177 $1717.24 $180 1.00 1.03 1.10 $169 $120 $151 $143 $139 $144 $137 $129 $136 $133 0.50 $100 $122 $119 $122 $127 $111 $107 $111 $114 $91 $91 $80 0.00 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Net Premiums Written GAAP Common Equity Net Premiums Written Core-GAAP Common Equity (right axis) Gross Premiums Written Core-GAAP Common Equity (right axis) May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 13

Combined Ratio Analysis The table below details the comparisons of each component of the Company’s combined ratio for the periods indicated (after accounting for the effect of quota share reinsurance): Three Month Periods Ended March 31, 2018 March 31, 2017 Loss Ratio: Current accident year 60.7% 59.9 % Prior accident years 2.0% 0.6 % Loss Ratio 62.7% 60.5 % Underwriting Expense Ratio: Acquisition cost ratio 10.7% 10.5 % Other underwriting expense ratio 16.8% 16.0 % Deferred policy acquisition costs ratio (0.5)% (0.8)% Underwriting expense ratio before expenses related to stock purchase agreements and share-based compensation expenses 27.0% 25.7 % Expenses recovered related to stock purchase agreement ratio (0.9)% — % Share-based compensation expense ratio 0.5% 0.7 % Underwriting expense ratio 26.6% 26.4 % Total combined ratio 89.3% 86.9 % Note: 1.4% of yr/yr change in loss ratio attributable to assigned risk business May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 14

Combined Ratio Combined Ratio by Quarter Combined Ratio 250% 140% 200% * 130.3% and 72.9% impact in 120% Q4 2017 & 2016, respectively, 28.0% 150% related to claims 100% reserve strengthening on 24.1% prior accident 100% 80% years 30.3% 29.1% 29.0% 26.6% 50% 60% 94.5% 0% 40% 78.8% Q1 Q2 Q3 Q4* 63.9% 62.3% 59.2% 62.7% 20% 2013 2014 2015 2016 2017 2018 0% (2) Three Month Periods Ended 2013 2014 2015 2016 (1) 2017 2018 YTD March 31, 2018 March 31, 2017 Loss ratio 62.7% 60.5 % Loss & LAE Ratio Underwriting Expense Ratio Underwriting expense ratio 26.6% 26.4% (1) 2016 includes 19.1% impact for the full year related to claims reserves strengthening related to Combined Ratio 89.3% 86.9% prior accident years (2) 2017 includes 35.0% impact for the full year related to claims reserves strengthening related to prior accident years May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 15

Healthy Balance Sheet with Availability of Capital & Reinsurance to Support Growth • Attractive investment leverage, Company has $25 million outstanding of Senior Unsecured Notes at March 31, 2018 ($ in millions) March 31, 2018 December 31, 2017 Cash and Investments $239.3 $243.5 Total Assets $507.5 $482.5 Claims Liabilities (gross of Reinsurance Recoverable) $204.7 $211.6 Unearned Premium Reserves $156.5 $128.0 Atlas Shareholders’ Equity $91.4 $90.6 May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 16

Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support Investment Portfolio (3/31/2018) payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities (4.0 years) Investment Portfolio • As of March 31, 2018, total cash and invested assets were $239.3 million, of which fixed income consisted of 62.4% Other Investments: 16% Government: 17% • Predominantly corporate and government bonds • Average S&P rating of AA • 28.5% AAA Equity Securities: 4% • 81.7% A or better Other Asset Backed: 7% March 31, 2018 December 31, 2017 Amount % of Total Amount % of Total Corporate: 30% AAA/Aaa $ 42,492 28.5% $ 42,978 27.2% AA/Aa 53,499 35.9% 58,173 36.8% A/A 25,879 17.3% 27,384 17.3% Mortgage Backed: 26% BBB/Baa 26,761 17.9% 28,348 18.0% BB 412 0.3% 875 0.6% B 208 0.1% 226 0.1% Other than fixed income securities will be Total Fixed Income Securities $ 149,251 100.0% $ 157,984 100.0% reduced as percentage of overall investments during 2018 May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 17

Detailed Impact of Changes to Book Value per Common Share Book value per common share of $7.62 increased by $0.20 relative to December 31, 2017 as follows: $ 0.44 increase related to net income after tax and before items indicated below; (0.01) decrease related to the change in fair value of equity securities; 0.02 increase related to the change in net realized investment gains after tax; (0.17) decrease related to the change in unrealized gains/losses after tax; (0.09) decrease related to stock repurchases; and 0.01 increase related to share-based compensation $ 0.20 total increase from December 31, 2017 book value per common share May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 18

Operating Conclusions

Incremental Benefit of Predictive Analytics Pricing & Underwriting Predictive Model Premiums Written Key Reasons for Quotes “More” than Model 6/1/2016 - 3/31/2018 • Limit on POS external credit use • Association accounts 70,000 • Underwriting considerations ) s 0 60,000 0 0 ( 50,000 n e t t i 40,000 r W Policy s 30,000 m u i 20,000 Quote m e r 10,000 P 0 0 - 100 101 - 200 201 - 300 301 - 400 401 - 500 501 - 600 601 - 700 701 - 800 801 - 900 901+ Score Group Predictive Model Policy Counts Continued desired bias towards 6/1/2016 - 3/31/2018 better predicted L/R accounts with higher hit ratio on “right” end of 10,000 scale. 8,000 t n u o 6,000 C y c Policy i l 4,000 o P Quote 2,000 0 0 - 100 101 - 200 201 - 300 301 - 400 401 - 500 501 - 600 601 - 700 701 - 800 801 - 900 901+ Score Group May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 20

Incremental Benefit of Predictive Analytics Claim Activity May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 21

Incremental Benefit of Predictive Analytics Claim Activity YTD 2018, 317 older claims which were not scored by predictive model were closed • Aggregate paid was $8.6 mil compared to expected range of $5.4 - $13.3 mil • Remaining count of non-scored claims is 899 Since launching modelling in claims, 6,437 scored claims have been closed • Aggregate case reserve of $54.4 mil • Amount paid on closure (including CWOP) totaled $42.4 mil -- 22% redundancy May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 22

Incremental Benefit of Predictive Analytics Claim Activity Accident Year 2017 and Prior Claim Count • Overall claim pending reduced by more than 30% since year end – Includes new claims presented in Q1 ‘18 as well as re-opens • Scored reserves represent majority of open count Michigan • Pending claim count of 384 as at March 31, 2018 Accident Year 2017 and Prior Loss Reserves • Loss reserves (case plus IBNR) reduced by 15.5% since year end • File review expectation plus modelled case plus physical damage reserves total $71.2 million • Additional IBNR of $63.2 million May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 23

Reiterating 2018 Outlook May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 24

AFH Investor Day Invitation Tuesday, May 22, 2018 Chicago Area 10:15 AM CST* – 1:00 PM CST *Immediately following the Company’s AGM at 10 am Location: Management Discussion on: Atlas Headquarters 953 American Lane, 3rd Floor Claim Activity Update Schaumburg, IL 60173 60007 Technology Initiatives Operational Impacts Distance to O’Hare: 20-25 Minutes Market Conditions Distance to Midway: 60 Minutes Future Initiatives Lunch (Formal Agenda to Follow) For additional information and to register, please contact: Adam Prior at The Equity Group 212-836-9606, aprior@equityny.com

For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 NASDAQ: AFH Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com A reconciliation of Non-GAAP financial measures can be found on the next slide 212-836-9606

Reconciliation of Non-U.S. GAAP Financial Measurements We use these non-GAAP financial measures in order to present our financial condition and results of operations in the way we believe will be most meaningful and representative of our business results. The non-GAAP financial measures that we present may not be comparable to similarly-named measures reported by other companies. Adjusted operating income, before income taxes includes both underwriting income and loss and net investment income, but excludes net realized gains and losses, legal and professional expense incurred related to business combinations, interest expense, net impairment charges recognized in earnings and other items. Underwriting income is derived by reducing net premiums earned by net claims incurred, policy acquisition costs and general operating expenses. Reconciliation of U.S. GAAP Net Income to Adjusted Operating Income, Before Income Three Month Periods Ended Taxes ($ in ‘000s, except per share data) March 31, 2018 March 31, 2017 Net income $ 5,529 $ 0.45 $ 4,852 $ 0.40 Add: income tax expense 1,283 0.10 2,613 0.21 Add: expenses recovered pursuant to stock purchase agreement (520) (0.04) — — Add: interest expense 455 0.04 268 0.02 Less: loss from change in fair value of equity securities (128) (0.01) — — Less: net realized investment gains 293 0.02 134 0.01 Less: other income 164 0.01 114 0.01 Adjusted operating income, before tax $ 6,418 $ 0.53 $ 7,485 $ 0.61 After-tax return on average common equity is derived by subtracting preferred share dividends accrued from net income and dividing by average common equity. Common equity is total shareholders’ equity less preferred shares and cumulative preferred share dividends accrued. Average common equity is the average of common equity at the beginning and the ending of the reporting period. Reconciliation of U.S. GAAP Shareholders’ Equity to Common Equity ($ in ‘000s) As of: March 31, 2018 December 31, 2017 March 31, 2017 December 31, 2016 Total shareholders’ equity $ 91,390 $ 90,645 $ 132,683 $ 127,342 Less: accrued dividends on preferred shares (333) (333) (333) (333) Total common equity $ 91,057 $ 90,312 $ 132,350 $ 127,009 Reconciliation of U.S. GAAP Return on Equity to Return on Common Equity ($ in ‘000s) Three Month Periods Ended March 31, 2018 March 31, 2017 Net income $ 5,529 $ 4,852 Average equity 91,018 130,012 Return on equity 24.3% 14.9% Net income $ 5,529 $ 4,852 Preferred share dividends accrued — — Net income attributable to common shareholders $ 5,529 $ 4,852 Average common equity 90,685 129,679 Return on average common equity 24.4% 15.0% May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 27

Operating Activities: Underwriting

(commercial business only: excludes Global Liberty)

Mid single digit rate increases are now being pursued for profitable renewals and desirable new accounts. Less deviation from predictive model (1-4 unit accounts quoted directly via POS using predictive analytics). Hit ratios are strongest in most desired score bands.



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Target Persistency

Target of 85% based on current market conditions.

Current target of 52%. Market conditions continue to show support for mid single digit rate increases (magnitude varies by geography.

Note: From Q4 '15 forward, data is compiled from the newly launched Atlas Xpress (Duck Creek) policy system. The basis for hit ratio now includes additional submission information (not just commercial auto accounts that are quoted)

*** For January 2018 persistency, about 250 single vehicle policies were consolidated to 2 policies**

May 8, 2018

Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call

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Operating Activities: Underwriting (commercial business only: excludes Global Liberty) New and Renewal Business Submissions Vehicles In-Force (Monthly Vehicles Submitted) 55,000 11,000 50,000 10,000 45,000 9,000 40,000 8,000 35,000 7,000 30,000 6,000 25,000 5,000 20,000 4,000 3,000 15,000 2,000 10,000 1,000 5,000 0 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Number of Vehicles (incls Expiring) Prior Year Actual Prior Year May 8, 2018 Atlas Financial Holdings, Inc. 2018 First Quarter Conference Call 29